Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

First Quarter 2015

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc. (PFI), including its Closed Block Business for periods prior to first quarter 2015. All financial information in this document is unaudited.

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Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

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Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

From December 18, 2001, the date of demutualization, through December 31, 2014, the Company organized its principal operations into the Financial Services Businesses and the Closed Block Business, and had two classes of common stock. The Common Stock, which is publicly traded, reflected the performance of the Financial Services Businesses, while the Class B Stock, which was issued through a private placement, reflected the performance of the Closed Block Business. On January 2, 2015, Prudential Financial, Inc. repurchased and cancelled all of the 2.0 million shares of the Class B Stock. As a result, the Company no longer organizes its principal operations into the Financial Services Businesses and the Closed Block Business. The Company’s principal operations are comprised of four divisions, including a Closed Block division, which is accounted for as a divested business that is reported separately from the divested businesses that are included in Corporate and Other operations. The results of the Closed Block division are excluded from adjusted operating income under the Company’s definition of “divested businesses” which includes businesses that have been sold or exited, including businesses that have been placed in wind down and do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

This quarterly financial supplement reflects, for all periods presented, an adjustment to the calculation of operating return on average equity (based on adjusted operating income) to remove the cumulative impact from foreign currency exchange rate remeasurement from attributed equity. See operating return on average equity definition for further information.

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Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2014				2015
2015	2014			1Q	2Q	3Q	4Q	1Q

			Pre-tax adjusted operating income (loss) by division:
1,018	945	8%	U.S. Retirement Solutions and Investment Management Division	945	876	823	823	1,018
146	131	11%	U.S. Individual Life and Group Insurance Division	131	204	24	162	146
834	837	0%	International Insurance Division	837	884	845	686	834
(253)	(342)	26%	Corporate and other operations	(342)	(341)	(339)	(326)	(253)

1,745	1,571	11%	Total pre-tax adjusted operating income	1,571	1,623	1,353	1,345	1,745
447	434	3%	Income taxes, applicable to adjusted operating income	434	447	319	337	447

1,298	1,137	14%	After-tax adjusted operating income (1)	1,137	1,176	1,034	1,008	1,298

			Reconciling items:
1,051	(8)	13238%	Realized investment gains (losses), net, and related charges and adjustments	(8)	(273)	(1,132)	(2,717)	1,051
83	101	-18%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	101	225	(131)	144	83
(197)	(43)	-358%	Change in experience-rated contractholder liabilities due to asset value changes	(43)	(189)	93	(155)	(197)
			Divested businesses:
(22)	—	—	Closed Block division	—	—	—	—	(22)
75	73	3%	Other divested businesses	73	47	(7)	54	75
13	11	18%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	11	18	8	7	13

1,003	134	649%	Total reconciling items, before income taxes	134	(172)	(1,169)	(2,667)	1,003
252	39	546%	Income taxes, not applicable to adjusted operating income	39	(58)	(606)	(457)	252

751	95	691%	Total reconciling items, after income taxes	95	(114)	(563)	(2,210)	751

2,049	1,232	66%	Income (loss) from continuing operations (after-tax) before equity in earnings of operating joint ventures (1)	1,232	1,062	471	(1,202)	2,049
(13)	(11)	-18%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(11)	(17)	(6)	(7)	(13)

2,036	1,221	67%	Income (loss) from continuing operations attributable to Prudential Financial, Inc. (1)	1,221	1,045	465	(1,209)	2,036
10	11	-9%	Earnings attributable to noncontrolling interests	11	23	11	12	10

2,046	1,232	66%	Income (loss) from continuing operations (after-tax) (1)	1,232	1,068	476	(1,197)	2,046
—	4	-100%	Income from discontinued operations, net of taxes	4	4	—	3	—

2,046	1,236	66%	Net income (loss) (1)	1,236	1,072	476	(1,194)	2,046
10	11	-9%	Less: Income attributable to noncontrolling interests	11	23	11	12	10

2,036	1,225	66%	Net income (loss) attributable to Prudential Financial, Inc. (1)	1,225	1,049	465	(1,206)	2,036

16.9%	16.0%		Operating Return on Average Equity (based on adjusted operating income) (1)(2)	16.0%	16.1%	13.8%	13.2%	16.9%

			Reconciliation to Consolidated Net Income (Loss) Attributable to Prudential Financial, Inc.:
	1,225		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	1,225	1,049	465	(1,206)
	13		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	13	41	47	(253)

	1,238		Consolidated net income (loss) attributable to Prudential Financial, Inc.	1,238	1,090	512	(1,459)

(1)	Represents results of Financial Services Businesses for periods prior to first quarter 2015.
(2)	See operating return on average equity definition for further information.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2014				2015
2015	2014		1Q	2Q	3Q	4Q	1Q

		Earnings per share of Common Stock (diluted): (1)
2.79	2.40	After-tax adjusted operating income (2)	2.40	2.49	2.20	2.12	2.79

		Reconciling items:
2.27	(0.02)	Realized investment gains (losses), net, and related charges and adjustments	(0.02)	(0.58)	(2.42)	(5.84)	2.27
0.18	0.21	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.21	0.48	(0.28)	0.31	0.18
(0.43)	(0.09)	Change in experience-rated contractholder liabilities due to asset value changes	(0.09)	(0.40)	0.20	(0.33)	(0.43)
		Divested businesses:
(0.05)	—	Closed Block division	—	—	—	—	(0.05)
0.16	0.16	Other divested businesses	0.16	0.10	(0.01)	0.12	0.16
(0.02)	—	Difference in earnings allocated to participating unvested share-based payment awards	—	—	0.01	0.01	(0.02)

2.11	0.26	Total reconciling items, before income taxes	0.26	(0.40)	(2.50)	(5.73)	2.11
0.53	0.08	Income taxes, not applicable to adjusted operating income	0.08	(0.12)	(1.29)	(0.91)	0.53

1.58	0.18	Total reconciling items, after income taxes	0.18	(0.28)	(1.21)	(4.82)	1.58

4.37	2.58	Income (loss) from continuing operations (after-tax) attributable to Prudential Financial, Inc. (2)	2.58	2.21	0.99	(2.70)	4.37
—	0.01	Income from discontinued operations, net of taxes	0.01	0.01	—	0.01	—

4.37	2.59	Net income (loss) attributable to Prudential Financial, Inc. (2)	2.59	2.22	0.99	(2.69)	4.37

454.3	460.9	Weighted average number of outstanding Common shares (basic)	460.9	459.4	458.0	455.9	454.3
463.0	470.3	Weighted average number of outstanding Common shares (diluted)	470.3	468.5	467.2	465.0	463.0

—	(2)	Direct equity adjustments for earnings per share calculation	(2)	(3)	(3)	(19)	—
4	4	Earnings related to interest, net of tax, on exchangeable surplus notes	4	5	4	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
12	10	After-tax adjusted operating income (2)	10	12	9	8	12
19	11	Income from continuing operations (after-tax) (2)	11	10	4	2	19

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended December 31, 2014, as all potential common shares are antidilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment.
(2)	Represents results of Financial Services Businesses for periods prior to first quarter 2015.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2014				2015
2015	2014		1Q	2Q	3Q	4Q	1Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	3,944	3,729	4,354	1,746	3,013
		Long-term debt	16,081	17,004	16,113	14,947	14,819
		Junior Subordinated Long-Term Debt	4,884	4,884	4,884	4,884	4,884

		Attributed Equity:
		Including accumulated other comprehensive income	36,770	39,663	40,203	40,981	45,044
		Excluding accumulated other comprehensive income (2)	26,117	26,771	26,875	25,099	27,292
		Amount included above for foreign currency exchange rate remeasurement (3)	(2,668)	(2,818)	(3,193)	(4,783)	(4,353)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	28,785	29,589	30,068	29,882	31,645

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (4)	78.87	85.35	86.76	88.80	98.16
		Excluding accumulated other comprehensive income (2)	56.02	57.61	58.00	54.39	59.52
		Amount included above for foreign currency exchange rate remeasurement (3)	(5.72)	(6.06)	(6.89)	(10.36)	(9.49)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	61.74	63.67	64.89	64.75	69.01

		Number of diluted shares at end of period (5)	466.2	464.7	463.4	461.5	458.5

		Common Stock Price Range (based on closing price):
90.11	91.23	High	91.23	91.10	93.16	91.67	90.11
75.32	80.45	Low	80.45	77.61	85.75	77.86	75.32
80.31	84.65	Close	84.65	88.77	87.94	90.46	80.31

		Common Stock market capitalization (1)	38,973	40,692	40,197	41,141	36,421

(1)	As of end of period. Represents financial position of Financial Services Businesses for periods prior to first quarter 2015.
(2)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3)	Represents cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.
(4)	Book value per share of Common Stock including accumulated other comprehensive income for the first quarter of 2015 includes a $500 million increase in equity and a 5.5 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes. These notes are currently dilutive when book value per share is greater than $90.85.
(5)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

OPERATIONS HIGHLIGHTS

Year-to-date			2014				2015
2015	2014		1Q	2Q	3Q	4Q	1Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	352.2	367.0	363.7	370.0	380.9
		Retail customers	172.9	180.1	180.0	186.1	198.4
		General account	365.8	374.4	373.8	377.4	382.4

		Total Investment Management and Advisory Services	890.9	921.5	917.5	933.5	961.7
		Non-proprietary assets under management	197.8	200.6	197.4	197.5	195.8

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,088.7	1,122.1	1,114.9	1,131.0	1,157.5
		Managed by U.S. Individual Life and Group Insurance Division	23.1	23.4	22.3	23.0	23.7
		Managed by International Insurance Division	19.1	20.1	23.0	21.9	22.5

		Total assets under management	1,130.9	1,165.6	1,160.2	1,175.9	1,203.7
		Client assets under administration	120.5	125.4	152.6	154.5	159.3

		Total assets under management and administration	1,251.4	1,291.0	1,312.8	1,330.4	1,363.0

		Assets managed or administered for customers outside of the United States at end of period	251.7	262.2	261.0	248.3	262.4

		Distribution Representatives (1):
		Prudential Agents	2,759	2,795	2,822	2,784	2,822
		International Life Planners	7,194	7,074	7,213	7,352	7,469
		Gibraltar Life Consultants	8,806	8,670	8,601	8,707	8,645

47	44	Prudential Agent productivity ($ thousands)	44	51	53	69	47

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

COMBINED STATEMENTS OF OPERATIONS

(in millions)

								Consolidated
				PFI Excluding Closed Block Business (1)				PFI
Year-to-date		% Change		2014				2015
2015	2014			1Q	2Q	3Q	4Q	1Q

			Revenues (2):
5,913	5,130	15%	Premiums	5,130	5,261	5,923	9,890	5,913
1,554	1,509	3%	Policy charges and fee income	1,509	1,523	1,512	1,580	1,554
3,005	3,017	0%	Net investment income	3,017	2,968	3,040	3,021	3,005
1,335	1,280	4%	Asset management fees, commissions and other income	1,280	1,361	1,291	1,338	1,335

11,807	10,936	8%	Total revenues	10,936	11,113	11,766	15,829	11,807

			Benefits and Expenses (2):
6,216	5,417	15%	Insurance and annuity benefits	5,417	5,419	6,423	10,280	6,216
884	925	-4%	Interest credited to policyholders’ account balances	925	934	942	919	884
317	321	-1%	Interest expense	321	319	340	328	317
(647)	(668)	3%	Deferral of acquisition costs	(668)	(679)	(675)	(672)	(647)
428	469	-9%	Amortization of acquisition costs	469	482	376	526	428
2,864	2,901	-1%	General and administrative expenses	2,901	3,015	3,007	3,103	2,864

10,062	9,365	7%	Total benefits and expenses	9,365	9,490	10,413	14,484	10,062

1,745	1,571	11%	Adjusted operating income before income taxes	1,571	1,623	1,353	1,345	1,745

			Reconciling items:
1,662	49	3292%	Realized investment gains (losses), net, and related adjustments	49	(202)	(1,161)	(2,274)	1,662
(611)	(57)	-972%	Related charges	(57)	(71)	29	(443)	(611)

1,051	(8)	13238%	Total realized investment gains (losses), net, and related charges and adjustments	(8)	(273)	(1,132)	(2,717)	1,051

83	101	-18%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	101	225	(131)	144	83
(197)	(43)	-358%	Change in experience-rated contractholder liabilities due to asset value changes	(43)	(189)	93	(155)	(197)
			Divested businesses:
(22)	—	—	Closed Block division	—	—	—	—	(22)
75	73	3%	Other divested businesses	73	47	(7)	54	75
13	11	18%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	11	18	8	7	13

1,003	134	649%	Total reconciling items, before income taxes	134	(172)	(1,169)	(2,667)	1,003

2,748	1,705	61%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	1,705	1,451	184	(1,322)	2,748
699	473	48%	Income tax expense (benefit)	473	389	(287)	(120)	699

2,049	1,232	66%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	1,232	1,062	471	(1,202)	2,049

(1)	Represents results of Financial Services Businesses for periods prior to first quarter 2015.
(2)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Three Months Ended March 31, 2015
	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,913	1,213	1,188	3,519	(7)
Policy charges and fee income	1,554	720	705	140	(11)
Net investment income	3,005	1,217	549	1,099	140
Asset management fees, commissions and other income	1,335	1,248	186	148	(247)

Total revenues	11,807	4,398	2,628	4,906	(125)

Benefits and Expenses (1):
Insurance and annuity benefits	6,216	1,616	1,598	3,002	—
Interest credited to policyholders’ account balances	884	450	210	224	—
Interest expense	317	34	136	1	146
Deferral of acquisition costs	(647)	(120)	(139)	(401)	13
Amortization of acquisition costs	428	99	88	252	(11)
General and administrative expenses	2,864	1,301	589	994	(20)

Total benefits and expenses	10,062	3,380	2,482	4,072	128

Adjusted operating income (loss) before income taxes	1,745	1,018	146	834	(253)

	Three Months Ended March 31, 2014
	PFI Excluding Closed Block Business	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,130	197	1,240	3,696	(3)
Policy charges and fee income	1,509	695	688	138	(12)
Net investment income	3,017	1,276	558	1,084	99
Asset management fees, commissions and other income	1,280	1,187	172	157	(236)

Total revenues	10,936	3,355	2,658	5,075	(152)

Benefits and Expenses (1):
Insurance and annuity benefits	5,417	660	1,621	3,113	23
Interest credited to policyholders’ account balances	925	476	210	239	—
Interest expense	321	36	124	—	161
Deferral of acquisition costs	(668)	(128)	(143)	(412)	15
Amortization of acquisition costs	469	132	99	250	(12)
General and administrative expenses	2,901	1,234	616	1,048	3

Total benefits and expenses	9,365	2,410	2,527	4,238	190

Adjusted operating income (loss) before income taxes	1,571	945	131	837	(342)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

CONSOLIDATED BALANCE SHEETS - PFI

(in millions)

	Consolidated PFI
	03/31/2014	06/30/2014	09/30/2014	12/31/2014	03/31/2015

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $272,829; $277,756; $273,760; $265,116; $263,134)	295,321	304,472	301,067	299,090	299,422
Fixed maturities, held to maturity, at amortized cost (fair value $3,537; $3,464; $3,183; $2,902; $2,817)	3,275	3,171	2,880	2,575	2,513
Trading account assets supporting insurance liabilities, at fair value	20,935	21,273	20,507	20,263	20,626
Other trading account assets, at fair value	8,021	8,665	9,321	10,874	11,989
Equity securities, available for sale, at fair value (cost $7,291; $7,218; $7,099; $6,921; $7,045)	10,191	10,222	9,878	9,861	10,206
Commercial mortgage and other loans	42,392	42,964	44,836	46,432	47,478
Policy loans	11,833	11,966	11,857	11,712	11,693
Other long-term investments	10,477	10,923	10,860	10,921	11,001
Short-term investments	6,023	5,663	5,535	8,258	5,947

Total investments	408,468	419,319	416,741	419,986	420,875
Cash and cash equivalents	12,472	12,160	17,222	14,918	19,119
Accrued investment income	3,134	3,162	3,209	3,130	3,135
Deferred policy acquisition costs	16,617	16,669	16,585	15,971	15,639
Value of business acquired	3,610	3,499	3,394	2,836	2,514
Other assets	14,273	13,927	14,380	13,379	14,624
Separate account assets	288,161	296,801	292,616	296,435	302,706

Total assets	746,735	765,537	764,147	766,655	778,612

Liabilities:
Future policy benefits	211,540	215,219	215,847	217,766	220,840
Policyholders’ account balances	137,244	138,545	139,133	136,150	135,143
Securities sold under agreements to repurchase	8,348	8,786	9,039	9,407	7,766
Cash collateral for loaned securities	5,282	4,889	4,569	4,241	4,437
Income taxes	6,860	8,504	8,634	9,881	11,390
Senior short-term debt	4,019	3,804	4,429	3,839	3,013
Senior long-term debt	17,681	18,604	17,713	14,947	14,819
Junior subordinated long-term debt	4,884	4,884	4,884	4,884	4,884
Notes issued by consolidated variable interest entities	4,101	4,573	5,397	6,058	6,830
Other liabilities	19,751	19,121	19,534	20,698	21,210
Separate account liabilities	288,161	296,801	292,616	296,435	302,706

Total liabilities	707,871	723,730	721,795	724,306	733,038

Attributed Equity:
Accumulated other comprehensive income	10,798	13,077	13,501	16,050	17,752
Other attributed equity	27,425	28,118	28,268	25,720	27,292

Total attributed equity	38,223	41,195	41,769	41,770	45,044

Noncontrolling Interest	641	612	583	579	530

Total Equity	38,864	41,807	42,352	42,349	45,574

Total liabilities and equity	746,735	765,537	764,147	766,655	778,612

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

COMBINED BALANCE SHEETS - PFI EXCLUDING CLOSED BLOCK BUSINESS / DIVISION

(in millions)

	PFI Excluding Closed Block Business (1)				PFI Excluding Closed Block Division
	03/31/2014	06/30/2014	09/30/2014	12/31/2014	03/31/2015

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $232,097; $236,069; $232,413; $225,342; $225,741)	251,059	258,673	256,119	255,425	258,359
Fixed maturities, held to maturity, at amortized cost (fair value $3,537; $3,464; $3,183; $2,902; $2,817)	3,275	3,171	2,880	2,575	2,513
Trading account assets supporting insurance liabilities, at fair value	20,935	21,273	20,507	20,263	20,626
Other trading account assets, at fair value	7,692	8,351	9,003	10,524	11,671
Equity securities, available for sale, at fair value (cost $4,785; $4,867; $4,815; $4,732; $4,782)	6,249	6,433	6,377	6,339	6,593
Commercial mortgage and other loans	32,471	33,000	34,549	36,957	37,890
Policy loans	6,862	7,021	6,928	6,798	6,813
Other long-term investments	8,393	8,309	8,315	8,155	8,105
Short-term investments	4,625	4,278	4,789	6,221	4,978

Total investments	341,561	350,509	349,467	353,257	357,548
Cash and cash equivalents	11,294	11,335	15,447	13,718	17,709
Accrued investment income	2,532	2,583	2,605	2,579	2,581
Deferred policy acquisition costs	16,229	16,300	16,219	15,561	15,239
Value of business acquired	3,610	3,499	3,394	2,836	2,514
Other assets	13,412	13,224	13,788	11,378	14,026
Separate account assets	288,161	296,801	292,616	296,435	302,706

Total assets	676,799	694,251	693,536	695,764	712,323

Liabilities:
Future policy benefits	161,466	165,179	165,985	167,903	171,057
Policyholders’ account balances	131,899	133,217	133,814	130,840	129,854
Securities sold under agreements to repurchase	4,864	4,895	4,979	5,492	4,308
Cash collateral for loaned securities	4,035	3,596	3,270	3,064	3,024
Income taxes	7,328	8,929	9,078	10,536	12,132
Senior short-term debt	3,944	3,729	4,354	1,746	3,013
Senior long-term debt	16,081	17,004	16,113	14,947	14,819
Junior subordinated long-term debt	4,884	4,884	4,884	4,884	4,884
Notes issued by consolidated variable interest entities	4,101	4,573	5,397	6,058	6,830
Other liabilities	12,625	11,169	12,260	12,299	12,594
Separate account liabilities	288,161	296,801	292,616	296,435	302,706

Total liabilities	639,388	653,976	652,750	654,204	665,221

Attributed Equity:
Accumulated other comprehensive income	10,653	12,892	13,328	15,882	17,739
Other attributed equity	26,117	26,771	26,875	25,099	28,833

Total attributed equity	36,770	39,663	40,203	40,981	46,572

Noncontrolling Interest	641	612	583	579	530

Total Equity	37,411	40,275	40,786	41,560	47,102

Total liabilities and equity	676,799	694,251	693,536	695,764	712,323

(1)	Represents financial position of Financial Services Businesses for periods prior to first quarter 2015.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of March 31, 2015

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	420,875	63,327	357,548	133,368	51,486	156,391	16,303
Deferred policy acquisition costs	15,639	400	15,239	5,161	4,160	6,228	(310)
Other assets	39,392	2,562	36,830	17,157	11,045	9,049	(421)
Separate account assets	302,706	—	302,706	255,029	48,681	2,473	(3,477)

Total assets	778,612	66,289	712,323	410,715	115,372	174,141	12,095

Liabilities:
Future policy benefits	220,840	49,783	171,057	62,796	14,834	89,273	4,154
Policyholders’ account balances	135,143	5,289	129,854	56,034	29,821	43,985	14
Debt	22,716	—	22,716	3,473	8,366	46	10,831
Other liabilities	51,633	12,745	38,888	15,062	7,108	15,303	1,415
Separate account liabilities	302,706	—	302,706	255,029	48,681	2,473	(3,477)

Total liabilities	733,038	67,817	665,221	392,394	108,810	151,080	12,937

Attributed Equity:
Accumulated other comprehensive income (loss)	17,752	13	17,739	2,918	1,569	14,403	(1,151)
Other attributed equity	27,292	(1,541)	28,833	14,891	4,993	8,605	344

Total attributed equity	45,044	(1,528)	46,572	17,809	6,562	23,008	(807)

Noncontrolling Interest	530	—	530	512	—	53	(35)

Total Equity	45,574	(1,528)	47,102	18,321	6,562	23,061	(842)

Total liabilities and equity	778,612	66,289	712,323	410,715	115,372	174,141	12,095

	As of December 31, 2014

	Consolidated PFI	Closed Block Business	PFI Excluding Closed Block Business	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	419,986	66,729	353,257	132,397	50,134	156,414	14,312
Deferred policy acquisition costs	15,971	410	15,561	5,493	4,233	6,156	(321)
Other assets	34,263	3,752	30,511	15,909	10,971	6,735	(3,104)

Separate account assets	296,435	—	296,435	251,040	45,939	2,330	(2,874)

Total assets	766,655	70,891	695,764	404,839	111,277	171,635	8,013

Liabilities:
Future policy benefits	217,766	49,863	167,903	61,305	14,350	88,287	3,961
Policyholders’ account balances	136,150	5,310	130,840	56,158	29,798	44,866	18
Debt	23,670	2,093	21,577	5,758	8,386	38	7,395
Other liabilities	50,285	12,836	37,449	13,631	6,444	14,741	2,633
Separate account liabilities	296,435	—	296,435	251,040	45,939	2,330	(2,874)

Total liabilities	724,306	70,102	654,204	387,892	104,917	150,262	11,133

Attributed Equity:
Accumulated other comprehensive income (loss)	16,050	168	15,882	2,421	1,355	13,377	(1,271)
Other attributed equity	25,720	621	25,099	13,965	5,005	7,942	(1,813)

Total attributed equity	41,770	789	40,981	16,386	6,360	21,319	(3,084)

Noncontrolling Interest	579	—	579	561	—	54	(36)

Total Equity	42,349	789	41,560	16,947	6,360	21,373	(3,120)

Total liabilities and equity	766,655	70,891	695,764	404,839	111,277	171,635	8,013

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	PFI Excluding Closed Block Division				PFI Excluding Closed Block Business
	As of March 31, 2015				As of December 31, 2014
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Borrowings by use of proceeds:
Capital Debt	454	8,597	4,884	13,935	454	7,997	4,884	13,335
Operating Debt - Investment related	1,355	5,268	—	6,623	1,754	4,958	—	6,712
Operating Debt - Specified businesses	1,204	434	—	1,638	1,631	1,489	—	3,120
Limited recourse and non-recourse borrowing	—	520	—	520	—	503	—	503

Total debt	3,013	14,819	4,884	22,716	3,839	14,947	4,884	23,670

	PFI Excluding Closed Block Division				PFI Excluding Closed Block Business
	As of March 31, 2015				As of December 31, 2014
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	12,842	1,041	52	13,935	12,241	1,041	53	13,335
Operating Debt - Investment related	4,057	362	2,204	6,623	4,013	494	2,205	6,712
Operating Debt - Specified businesses	584	1,054	—	1,638	2,125	995	—	3,120
Limited recourse and non-recourse borrowing	—	520	—	520	—	503	—	503

Total debt	17,483	2,977	2,256	22,716	18,379	3,033	2,258	23,670

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $941 million of surplus notes at both March 31, 2015 and December 31, 2014.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2014				2015
2015	2014			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
1,213	197	516%	Premiums	197	201	1,130	5,373	1,213
720	695	4%	Policy charges and fee income	695	715	729	727	720
1,217	1,276	-5%	Net investment income	1,276	1,193	1,229	1,261	1,217
1,248	1,187	5%	Asset management fees, commissions and other income	1,187	1,244	1,221	1,249	1,248

4,398	3,355	31%	Total revenues	3,355	3,353	4,309	8,610	4,398

			Benefits and Expenses (1):
1,616	660	145%	Insurance and annuity benefits	660	651	1,637	5,869	1,616
450	476	-5%	Interest credited to policyholders’ account balances	476	481	472	476	450
34	36	-6%	Interest expense	36	35	36	35	34
(120)	(128)	6%	Deferral of acquisition costs	(128)	(147)	(147)	(142)	(120)
99	132	-25%	Amortization of acquisition costs	132	139	153	170	99
1,301	1,234	5%	General and administrative expenses	1,234	1,318	1,335	1,379	1,301

3,380	2,410	40%	Total benefits and expenses	2,410	2,477	3,486	7,787	3,380

1,018	945	8%	Adjusted operating income before income taxes	945	876	823	823	1,018

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Three Months Ended March 31, 2015
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	1,213	29	1,184	—
Policy charges and fee income	720	669	51	—
Net investment income	1,217	151	1,041	25
Asset management fees, commissions and other income	1,248	338	202	708

Total revenues	4,398	1,187	2,478	733

Benefits and Expenses (1):
Insurance and annuity benefits	1,616	48	1,568	—
Interest credited to policyholders’ account balances	450	81	369	—
Interest expense	34	25	7	2
Deferral of acquisition costs	(120)	(109)	(8)	(3)
Amortization of acquisition costs	99	89	5	5
General and administrative expenses	1,301	524	253	524

Total benefits and expenses	3,380	658	2,194	528

Adjusted operating income before income taxes	1,018	529	284	205

	Three Months Ended March 31, 2014
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	197	29	168	—
Policy charges and fee income	695	642	53	—
Net investment income	1,276	165	1,087	24
Asset management fees, commissions and other income	1,187	321	223	643

Total revenues	3,355	1,157	1,531	667

Benefits and Expenses (1):
Insurance and annuity benefits	660	115	545	—
Interest credited to policyholders’ account balances	476	105	371	—
Interest expense	36	27	6	3
Deferral of acquisition costs	(128)	(116)	(7)	(5)
Amortization of acquisition costs	132	122	5	5

General and administrative expenses	1,234	516	247	471

Total benefits and expenses	2,410	769	1,167	474

Adjusted operating income before income taxes	945	388	364	193

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2014				2015
2015	2014		1Q	2Q	3Q	4Q	1Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
155,083	150,467	Beginning total account value	150,467	151,620	155,890	153,172	155,083
1,421	1,606	Sales: Highest Daily Suite (1)	1,606	1,865	1,828	1,688	1,421
794	698	Other variable annuities (2)	698	786	733	753	794

2,215	2,304	Total sales	2,304	2,651	2,561	2,441	2,215
(2,167)	(2,158)	Surrenders and withdrawals	(2,158)	(2,187)	(2,152)	(2,217)	(2,167)

48	146	Net sales	146	464	409	224	48
(400)	(340)	Benefit payments	(340)	(406)	(345)	(368)	(400)

(352)	(194)	Net flows	(194)	58	64	(144)	(352)
3,713	2,194	Change in market value, interest credited, and other	2,194	5,081	(1,891)	2,945	3,713
(892)	(847)	Policy charges	(847)	(869)	(891)	(890)	(892)

157,552	151,620	Ending total account value	151,620	155,890	153,172	155,083	157,552

		Variable Annuities Account Value by Product:
119,801	113,804	Highest Daily suite (1)	113,804	117,596	115,853	117,627	119,801
37,751	37,816	Other variable annuities (2)	37,816	38,294	37,319	37,456	37,751

157,552	151,620	Ending total account value	151,620	155,890	153,172	155,083	157,552

		Fixed Annuities and other products (3):
3,581	3,673	Beginning total account value	3,673	3,656	3,638	3,611	3,581
12	17	Sales	17	13	13	8	12
(29)	(35)	Surrenders and withdrawals	(35)	(34)	(30)	(39)	(29)

(17)	(18)	Net redemptions	(18)	(21)	(17)	(31)	(17)
(88)	(71)	Benefit payments	(71)	(75)	(109)	(85)	(88)

(105)	(89)	Net flows	(89)	(96)	(126)	(116)	(105)
99	73	Interest credited and other	73	78	100	86	99
—	(1)	Policy charges	(1)	—	(1)	—	—

3,575	3,656	Ending total account value	3,656	3,638	3,611	3,581	3,575

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
638	604	Insurance Agents	604	648	624	633	638
394	440	Wirehouses	440	525	561	482	394

855	940	Independent Financial Planners	940	1,098	1,036	993	855
340	337	Bank Distribution	337	393	353	341	340

2,227	2,321	Total	2,321	2,664	2,574	2,449	2,227

(1)	Includes variable annuities with “Highest Daily” optional living benefits and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI) and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2014				2015
2015	2014		1Q	2Q	3Q	4Q	1Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,852	10,054	Beginning balance	10,054	9,881	9,811	9,816	9,852
308	251	Premiums and deposits	251	370	374	336	308
(198)	(220)	Surrenders and withdrawals	(220)	(222)	(215)	(218)	(198)

110	31	Net sales	31	148	159	118	110
(105)	(91)	Benefit payments	(91)	(94)	(127)	(103)	(105)

5	(60)	Net flows	(60)	54	32	15	5
64	98	Interest credited and other	98	103	68	68	64
(193)	(210)	Net transfers to separate account	(210)	(227)	(94)	(47)	(193)
—	(1)	Policy charges	(1)	—	(1)	—	—

9,728	9,881	Ending balance	9,881	9,811	9,816	9,852	9,728

		Account Values in Separate Account (1):
148,812	144,086	Beginning balance	144,086	145,395	149,717	146,967	148,812
1,919	2,070	Premiums and deposits	2,070	2,294	2,200	2,113	1,919
(1,998)	(1,973)	Surrenders and withdrawals	(1,973)	(1,999)	(1,967)	(2,038)	(1,998)

(79)	97	Net sales (redemptions)	97	295	233	75	(79)
(383)	(320)	Benefit payments	(320)	(387)	(327)	(350)	(383)

(462)	(223)	Net flows	(223)	(92)	(94)	(275)	(462)
3,748	2,169	Change in market value, interest credited and other	2,169	5,056	(1,859)	2,963	3,748
193	210	Net transfers from general account	210	227	94	47	193
(892)	(847)	Policy charges	(847)	(869)	(891)	(890)	(892)

151,399	145,395	Ending balance	145,395	149,717	146,967	148,812	151,399

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2014				2015
	1Q	2Q	3Q	4Q	1Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	6,514	6,322	5,947	5,756	5,594
Guaranteed minimum withdrawal benefits	851	829	767	736	707
Guaranteed minimum income benefits	3,578	3,545	3,382	3,324	3,271
Guaranteed minimum withdrawal & income benefits	115,079	119,442	118,124	120,404	123,093

Total	126,022	130,138	128,220	130,220	132,665

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	109,139	112,695	111,033	112,724	114,797
Account Values without Auto-Rebalancing Feature	16,883	17,443	17,187	17,496	17,868

Total	126,022	130,138	128,220	130,220	132,665

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,761	1,504	2,017	2,034	1,880
Net Amount at Risk without Auto-Rebalancing Feature	895	781	911	871	816

Total	2,656	2,285	2,928	2,905	2,696

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2014				2015
	1Q	2Q	3Q	4Q	1Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	113,733	117,486	115,725	117,592	119,854
Net amount at risk	440	402	437	403	377
Minimum return, anniversary contract value, or maximum contract value:
Account value	34,750	35,230	34,299	34,298	34,432
Net amount at risk	2,806	2,572	2,987	2,855	2,709

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	109,139	112,695	111,033	112,724	114,797
Account Values without Auto-Rebalancing Feature	39,344	40,021	38,991	39,166	39,489

Total	148,483	152,716	150,024	151,890	154,286

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	624	546	823	765	699
Net Amount at Risk without Auto-Rebalancing Feature	2,622	2,428	2,601	2,493	2,387

Total	3,246	2,974	3,424	3,258	3,086

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2014				2015
2015	2014		1Q	2Q	3Q	4Q	1Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
184,196	173,502	Beginning total account value	173,502	178,150	181,577	180,535	184,196
6,314	8,587	Deposits and sales	8,587	4,528	5,190	5,629	6,314
(6,229)	(6,003)	Withdrawals and benefits	(6,003)	(6,066)	(4,221)	(6,311)	(6,229)
3,864	2,064	Change in market value, interest credited, interest income and other activity	2,064	4,965	(2,011)	4,343	3,864

188,145	178,150	Ending total account value	178,150	181,577	180,535	184,196	188,145

85	2,584	Net additions (withdrawals)	2,584	(1,538)	969	(682)	85

		Stable value account values included above	44,461	44,174	44,464	44,671	44,733

		Institutional Investment Products:
179,641	149,402	Beginning total account value	149,402	149,661	148,971	175,526	179,641
969	1,733	Additions	1,733	2,075	30,962	8,523	969
(3,495)	(3,017)	Withdrawals and benefits	(3,017)	(4,602)	(3,634)	(4,783)	(3,495)
1,629	1,441	Change in market value, interest credited and interest income	1,441	1,753	940	1,699	1,629
(1,624)	102	Other (1)	102	84	(1,713)	(1,324)	(1,624)

177,120	149,661	Ending total account value	149,661	148,971	175,526	179,641	177,120

(2,526)	(1,284)	Net additions (withdrawals)	(1,284)	(2,527)	27,328	3,740	(2,526)

		Amounts included in ending total account value above:
69,113	72,845	Investment-only stable value wraps	72,845	72,407	71,323	69,814	69,113
29,176	2,357	Longevity reinsurance (2)	2,357	2,399	29,509	30,839	29,176
78,831	74,459	Group annuities and other products	74,459	74,165	74,694	78,988	78,831

177,120	149,661	Ending total account value	149,661	148,971	175,526	179,641	177,120

(1)	“Other” activity includes the effect of foreign exchange rate changes, as well as changes in asset balances for externally managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2014				2015
2015	2014			1Q	2Q	3Q	4Q	1Q

			Analysis of revenues by type:
530	489	8%	Asset management fees	489	507	510	515	530
72	66	9%	Other related revenues	66	67	62	67	72
131	112	17%	Service, distribution and other revenues	112	139	149	157	131

733	667	10%	Total Asset Management segment revenues	667	713	721	739	733

			Analysis of asset management fees by source:
228	214	7%	Institutional customers	214	225	216	222	228
189	173	9%	Retail customers	173	177	186	184	189
113	102	11%	General account	102	105	108	109	113

530	489	8%	Total asset management fees	489	507	510	515	530

Supplementary Assets Under Management Information (in billions):
	March 31, 2015
	Equity	Fixed Income	Real Estate	Total
Institutional customers	65.4	278.7	36.8	380.9
Retail customers	129.7	66.4	2.3	198.4
General account	8.1	372.5	1.8	382.4

Total	203.2	717.6	40.9	961.7

	March 31, 2014
	Equity	Fixed Income	Real Estate	Total
Institutional customers	63.2	254.0	35.0	352.2
Retail customers	118.0	52.7	2.2	172.9
General account	9.0	355.4	1.4	365.8

Total	190.2	662.1	38.6	890.9

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2014				2015
2015	2014		1Q	2Q	3Q	4Q	1Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
323.6	300.5	Beginning assets under management	300.5	310.4	323.5	320.7	323.6
16.8	10.9	Additions	10.9	10.5	10.0	10.9	16.8
(13.1)	(9.0)	Withdrawals	(9.0)	(7.8)	(11.4)	(13.4)	(13.1)
6.6	8.0	Change in market value	8.0	10.3	(1.0)	5.8	6.6
0.2	(0.1)	Net money market flows	(0.1)	0.1	—	—	0.2
—	0.1	Other (1)	0.1	—	(0.4)	(0.4)	—

334.1	310.4	Ending assets under management	310.4	323.5	320.7	323.6	334.1
46.8	41.8	Affiliated institutional assets under management	41.8	43.5	43.0	46.4	46.8

380.9	352.2	Total assets managed for institutional customers at end of period	352.2	367.0	363.7	370.0	380.9

3.7	1.9	Net institutional additions (withdrawals), excluding money market activity	1.9	2.7	(1.4)	(2.5)	3.7

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
126.8	115.0	Beginning assets under management	115.0	117.0	122.5	122.7	126.8
13.1	8.0	Additions	8.0	8.4	8.5	11.9	13.1
(9.1)	(7.8)	Withdrawals	(7.8)	(7.7)	(7.3)	(9.3)	(9.1)
4.3	1.8	Change in market value	1.8	4.8	(1.0)	1.6	4.3
—	—	Net money market flows	—	—	—	—	—
—	—	Other	—	—	—	(0.1)	—

135.1	117.0	Ending assets under management	117.0	122.5	122.7	126.8	135.1
63.3	55.9	Affiliated retail assets under management	55.9	57.6	57.3	59.3	63.3

198.4	172.9	Total assets managed for retail customers at end of period	172.9	180.1	180.0	186.1	198.4

4.0	0.2	Net retail additions, excluding money market activity	0.2	0.7	1.2	2.6	4.0

(1)	“Other” activity represents transfers from the Retirement Segment, as a result of changes in the client contract form; and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2014				2015
2015	2014			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
1,188	1,240	-4%	Premiums	1,240	1,241	1,243	1,183	1,188
705	688	2%	Policy charges and fee income	688	681	637	704	705
549	558	-2%	Net investment income	558	540	570	565	549
186	172	8%	Asset management fees, commissions and other income	172	198	180	183	186

2,628	2,658	-1%	Total revenues	2,658	2,660	2,630	2,635	2,628

			Benefits and Expenses (1):
1,598	1,621	-1%	Insurance and annuity benefits	1,621	1,550	1,692	1,492	1,598
210	210	0%	Interest credited to policyholders’ account balances	210	211	214	219	210
136	124	10%	Interest expense	124	129	149	140	136
(139)	(143)	3%	Deferral of acquisition costs	(143)	(130)	(125)	(151)	(139)
88	99	-11%	Amortization of acquisition costs	99	100	29	125	88
589	616	-4%	General and administrative expenses	616	596	647	648	589

2,482	2,527	-2%	Total benefits and expenses	2,527	2,456	2,606	2,473	2,482

146	131	11%	Adjusted operating income before income taxes	131	204	24	162	146

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2015
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	1,188	232	956
Policy charges and fee income	705	563	142
Net investment income	549	403	146
Asset management fees, commissions and other income	186	153	33

Total revenues	2,628	1,351	1,277

Benefits and Expenses (1):
Insurance and annuity benefits	1,598	615	983
Interest credited to policyholders’ account balances	210	155	55
Interest expense	136	134	2
Deferral of acquisition costs	(139)	(139)	—
Amortization of acquisition costs	88	86	2
General and administrative expenses	589	384	205

Total benefits and expenses	2,482	1,235	1,247

Adjusted operating income before income taxes	146	116	30

	Three Months Ended March 31, 2014
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	1,240	214	1,026
Policy charges and fee income	688	541	147
Net investment income	558	399	159
Asset management fees, commissions and other income	172	142	30

Total revenues	2,658	1,296	1,362

Benefits and Expenses (1):
Insurance and annuity benefits	1,621	548	1,073
Interest credited to policyholders’ account balances	210	149	61
Interest expense	124	122	2
Deferral of acquisition costs	(143)	(143)	—
Amortization of acquisition costs	99	96	3
General and administrative expenses	616	399	217

Total benefits and expenses	2,527	1,171	1,356

Adjusted operating income before income taxes	131	125	6

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2014				2015
2015	2014		1Q	2Q	3Q	4Q	1Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

18	9	Variable life	9	11	10	22	18
57	71	Universal life	71	46	43	59	57
49	42	Term life	42	46	44	49	49

124	122	Total	122	103	97	130	124

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

25	22	Prudential Agents	22	25	24	27	25
99	100	Third party distribution	100	78	73	103	99

124	122	Total	122	103	97	130	124

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
22,526	21,842	Beginning balance	21,842	22,119	22,239	22,570	22,526
737	769	Premiums and deposits	769	681	696	734	737
(267)	(237)	Surrenders and withdrawals	(237)	(311)	(274)	(308)	(267)

470	532	Net sales	532	370	422	426	470
(137)	(105)	Benefit payments	(105)	(110)	(111)	(104)	(137)

333	427	Net flows	427	260	311	322	333
(29)	65	Interest credited and other	65	66	231	(137)	(29)
115	105	Net transfers from separate account	105	110	110	107	115
(328)	(320)	Policy charges	(320)	(316)	(321)	(336)	(328)
—	—	Acquisition	—	—	—	—	—

22,617	22,119	Ending balance	22,119	22,239	22,570	22,526	22,617

		Separate Account Liabilities:
27,888	26,916	Beginning balance	26,916	27,153	27,968	27,455	27,888
391	369	Premiums and deposits	369	283	278	420	391
(214)	(239)	Surrenders and withdrawals	(239)	(203)	(219)	(212)	(214)

177	130	Net sales	130	80	59	208	177
(34)	(32)	Benefit payments	(32)	(28)	(20)	(24)	(34)

143	98	Net flows	98	52	39	184	143
563	484	Change in market value, interest credited and other	484	1,110	(201)	594	563
(115)	(105)	Net transfers to general account	(105)	(110)	(110)	(107)	(115)
(233)	(240)	Policy charges	(240)	(237)	(241)	(238)	(233)
—	—	Acquisition	—	—	—	—	—

28,246	27,153	Ending balance	27,153	27,968	27,455	27,888	28,246

		FACE AMOUNT IN FORCE (3):

		Variable life	173,382	171,043	169,493	168,852	168,000
		Universal life	147,519	149,274	150,697	152,706	154,921
		Term life	627,425	634,132	640,758	650,233	659,900

		Total	948,326	954,449	960,948	971,791	982,820

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2014				2015
2015	2014		1Q	2Q	3Q	4Q	1Q

		Individual Life Insurance:

		Policy Surrender Experience:
255	286	Cash value of surrenders	286	278	289	274	255
2.2%	2.6%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	2.6%	2.5%	2.5%	2.4%	2.2%

		Death benefits per $1,000 of in force (1):
5.96	5.06	Variable and universal life	5.06	4.61	4.62	4.82	5.96
1.57	1.31	Term life	1.31	1.20	1.19	1.27	1.57
4.03	3.51	Total, Individual Life Insurance	3.51	3.13	3.16	3.28	4.03

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2014				2015
2015	2014		1Q	2Q	3Q	4Q	1Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
131	137	Group life	137	10	14	28	131
31	33	Group disability	33	12	13	9	31

162	170	Total	170	22	27	37	162

		Future Policy Benefits (1) (2):
		Group life	2,198	2,132	2,074	2,219	2,156
		Group disability	30	21	11	3	30

		Total	2,228	2,153	2,085	2,222	2,186

		Policyholders’ Account Balances (1):
		Group life	7,853	7,923	7,953	8,106	8,025
		Group disability	254	217	223	236	231

		Total	8,107	8,140	8,176	8,342	8,256

		Separate Account Liabilities (1):
		Group life	22,938	24,525	24,515	24,305	26,764
		Group disability	—	—	—	—	—

		Total	22,938	24,525	24,515	24,305	26,764

		Group Life Insurance:
978	1,004	Gross premiums, policy charges and fee income (3)	1,004	1,002	953	1,018	978
918	973	Earned premiums, policy charges and fee income	973	966	955	914	918
92.8%	89.6%	Benefits ratio	89.6%	89.3%	89.9%	88.1%	92.8%
10.6%	11.2%	Administrative operating expense ratio	11.2%	9.9%	11.5%	12.0%	10.6%
		Persistency ratio	94.9%	94.2%	93.5%	93.2%	92.8%

		Group Disability Insurance:
199	221	Gross premiums, policy charges and fee income (3)	221	221	220	220	199
180	200	Earned premiums, policy charges and fee income	200	199	213	206	180
72.2%	100.5%	Benefits ratio	100.5%	83.9%	133.8%	79.1%	72.2%
32.7%	29.0%	Administrative operating expense ratio	29.0%	29.4%	31.4%	30.9%	32.7%
		Persistency ratio	87.0%	85.6%	84.6%	83.9%	89.5%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2014				2015
2015	2014		1Q	2Q	3Q	4Q	1Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
5,376	5,490	Beginning balance	5,490	5,513	5,521	5,554	5,376
109	116	Capitalization	116	132	127	123	109
(89)	(122)	Amortization - operating results	(122)	(129)	(141)	(151)	(89)
(343)	41	Amortization - realized investment gains and losses	41	9	34	(144)	(343)
(7)	(12)	Impact of unrealized (gains) or losses on AFS securities	(12)	(4)	13	(6)	(7)
—	—	Other	—	—	—	—	—

5,046	5,513	Ending balance	5,513	5,521	5,554	5,376	5,046

		INDIVIDUAL LIFE INSURANCE:
4,056	4,112	Beginning balance	4,112	4,089	4,057	4,185	4,056
139	143	Capitalization	143	130	125	149	139
(86)	(96)	Amortization - operating results	(96)	(98)	(27)	(124)	(86)
(23)	2	Amortization - realized investment gains and losses	2	1	5	(31)	(23)
(101)	(72)	Impact of unrealized (gains) or losses on AFS securities	(72)	(65)	25	(123)	(101)

3,985	4,089	Ending balance	4,089	4,057	4,185	4,056	3,985

		GROUP INSURANCE:
177	183	Beginning balance	183	180	178	176	177
—	—	Capitalization	—	—	—	2	—
(2)	(3)	Amortization - operating results	(3)	(2)	(2)	(1)	(2)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

175	180	Ending balance	180	178	176	177	175

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,513	1,813	Beginning balance	1,813	1,756	1,687	1,645	1,513
3	7	Capitalization	7	7	4	3	3
(31)	(50)	Amortization - operating results	(50)	(52)	(56)	(57)	(31)
(118)	(11)	Amortization - realized investment gains and losses	(11)	(21)	3	(78)	(118)
—	(3)	Impact of unrealized (gains) or losses on AFS securities	(3)	(3)	7	—	—
—	—	Other	—	—	—	—	—

1,367	1,756	Ending balance	1,756	1,687	1,645	1,513	1,367

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2014				2015
2015	2014			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
3,519	3,696	-5%	Premiums	3,696	3,822	3,568	3,338	3,519
140	138	1%	Policy charges and fee income	138	138	156	164	140
1,099	1,084	1%	Net investment income	1,084	1,128	1,138	1,084	1,099
148	157	-6%	Asset management fees, commissions and other income	157	164	140	151	148

4,906	5,075	-3%	Total revenues	5,075	5,252	5,002	4,737	4,906

			Benefits and Expenses (1):
3,002	3,113	-4%	Insurance and annuity benefits	3,113	3,217	3,051	2,903	3,002
224	239	-6%	Interest credited to policyholders’ account balances	239	242	256	224	224
1	—	—	Interest expense	—	2	1	1	1
(401)	(412)	3%	Deferral of acquisition costs	(412)	(420)	(415)	(394)	(401)
252	250	1%	Amortization of acquisition costs	250	256	209	246	252
994	1,048	-5%	General and administrative expenses	1,048	1,071	1,055	1,071	994

4,072	4,238	-4%	Total benefits and expenses	4,238	4,368	4,157	4,051	4,072

834	837	0%	Adjusted operating income before income taxes	837	884	845	686	834

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2015
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	3,519	1,830	1,689
Policy charges and fee income	140	87	53
Net investment income	1,099	434	665
Asset management fees, commissions and other income	148	91	57

Total revenues	4,906	2,442	2,464

Benefits and Expenses (1):
Insurance and annuity benefits	3,002	1,591	1,411
Interest credited to policyholders’ account balances	224	55	169
Interest expense	1	1	—
Deferral of acquisition costs	(401)	(209)	(192)
Amortization of acquisition costs	252	128	124
General and administrative expenses	994	437	557

Total benefits and expenses	4,072	2,003	2,069

Adjusted operating income before income taxes	834	439	395

	Three Months Ended March 31, 2014
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	3,696	1,884	1,812
Policy charges and fee income	138	91	47
Net investment income	1,084	431	653
Asset management fees, commissions and other income	157	73	84

Total revenues	5,075	2,479	2,596

Benefits and Expenses (1):
Insurance and annuity benefits	3,113	1,637	1,476
Interest credited to policyholders’ account balances	239	60	179
Interest expense	—	—	—
Deferral of acquisition costs	(412)	(209)	(203)
Amortization of acquisition costs	250	134	116
General and administrative expenses	1,048	438	610

Total benefits and expenses	4,238	2,060	2,178

Adjusted operating income before income taxes	837	419	418

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2014				2015
2015	2014		1Q	2Q	3Q	4Q	1Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,470	1,538	Japan, excluding Gibraltar Life	1,538	1,303	1,302	1,230	1,470
1,742	1,859	Gibraltar Life	1,859	2,185	1,944	1,776	1,742
447	437	All other countries	437	472	478	496	447

3,659	3,834	Total	3,834	3,960	3,724	3,502	3,659

		Annualized new business premiums:
199	227	Japan, excluding Gibraltar Life	227	157	161	161	199
357	361	Gibraltar Life	361	437	409	377	357
117	104	All other countries	104	115	113	123	117

673	692	Total	692	709	683	661	673

		Annualized new business premiums by distribution channel:
316	331	Life Planner Operations	331	272	274	284	316
146	158	Gibraltar Life Consultants	158	210	174	159	146
153	144	Banks	144	156	170	156	153
58	59	Independent Agency	59	71	65	62	58

673	692	Total	692	709	683	661	673

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
1,795	1,680	Japan, excluding Gibraltar Life	1,680	1,411	1,437	1,454	1,795
2,099	2,036	Gibraltar Life	2,036	2,384	2,111	2,036	2,099
464	418	All other countries	418	436	446	495	464

4,358	4,134	Total	4,134	4,231	3,994	3,985	4,358

		Annualized new business premiums:
245	249	Japan, excluding Gibraltar Life	249	171	178	189	245
414	384	Gibraltar Life	384	457	427	413	414
121	100	All other countries	100	104	105	122	121

780	733	Total	733	732	710	724	780

		Annualized new business premiums by distribution channel:
366	349	Life Planner Operations	349	275	283	311	366
175	171	Gibraltar Life Consultants	171	220	186	179	175
171	150	Banks	150	161	173	166	171
68	63	Independent Agency	63	76	68	68	68

780	733	Total	733	732	710	724	780

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 91 per U.S. dollar and Korean won 1120 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2014				2015
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	336	338	342	345	350
Gibraltar Life	373	372	373	374	374
All other countries	112	115	116	118	120

Total	821	825	831	837	844

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,015	3,043	3,077	3,111	3,162
Gibraltar Life	7,217	7,161	7,137	7,224	7,189
All other countries	1,766	1,794	1,821	1,855	1,880

Total	11,998	11,998	12,035	12,190	12,231

International life insurance policy persistency:

Life Planner Operations:
13 months	93.0%	92.9%	92.5%	92.3%	92.3%
25 months	85.9%	86.0%	86.2%	86.0%	85.9%

Gibraltar Life (3):
13 months	91.0%	91.0%	91.2%	91.5%	92.0%
25 months	81.8%	81.9%	82.2%	82.2%	82.7%

Number of Life Planners at end of period:
Japan	3,298	3,212	3,275	3,328	3,436
All other countries	3,896	3,862	3,938	4,024	4,033

Total Life Planners	7,194	7,074	7,213	7,352	7,469

Gibraltar Life Consultants	8,806	8,670	8,601	8,707	8,645

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 91 per U.S. dollar and Korean won 1120 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2015				December 31, 2014
	Consolidated Portfolio	Closed Block Division	PFI Excluding Closed Block Division		Consolidated Portfolio	Closed Block Business	PFI Excluding Closed Block Business

			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	248,990	26,102	222,888	64.5%	249,165	28,626	220,539	64.5%
Public, held-to-maturity, at amortized cost	1,962	—	1,962	0.6%	2,000	—	2,000	0.6%
Private, available-for-sale, at fair value	50,283	14,961	35,322	10.2%	49,777	15,039	34,738	10.1%
Private, held-to-maturity, at amortized cost	551	—	551	0.1%	575	—	575	0.2%
Trading account assets supporting insurance liabilities, at fair value	20,626	—	20,626	6.0%	20,263	—	20,263	5.9%
Other trading account assets, at fair value	1,756	318	1,438	0.4%	1,806	350	1,456	0.4%
Equity securities, available-for-sale, at fair value	10,198	3,613	6,585	1.9%	9,853	3,522	6,331	1.8%
Commercial mortgage and other loans, at book value	47,121	9,588	37,533	10.9%	46,013	9,475	36,538	10.7%
Policy loans, at outstanding balance	11,693	4,880	6,813	2.0%	11,712	4,914	6,798	2.0%
Other long-term investments (1)	10,102	2,896	7,206	2.1%	9,935	2,766	7,169	2.1%
Short-term investments	5,593	969	4,624	1.3%	7,911	2,037	5,874	1.7%

Subtotal (2)	408,875	63,327	345,548	100.0%	409,010	66,729	342,281	100.0%

Invested assets of other entities and operations (3)	12,000	—	12,000		10,976	—	10,976

Total investments	420,875	63,327	357,548		419,986	66,729	353,257

Fixed Maturities by Credit Quality (2):

	March 31, 2015					December 31, 2014
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Business
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	166,734	26,583	315	193,002	85.7%	167,392	24,613	549	191,456	85.9%
2	22,256	3,319	199	25,376	11.3%	22,321	3,054	279	25,096	11.3%

Subtotal - High or Highest Quality Securities	188,990	29,902	514	218,378	97.0%	189,713	27,667	828	216,552	97.2%

3	3,988	413	48	4,353	1.9%	3,661	359	32	3,988	1.8%
4	1,741	198	28	1,911	0.9%	1,684	188	32	1,840	0.8%
5	174	93	3	264	0.1%	171	73	6	238	0.1%
6	199	9	1	207	0.1%	196	11	1	206	0.1%

Subtotal - Other Securities	6,102	713	80	6,735	3.0%	5,712	631	71	6,272	2.8%

Total	195,092	30,615	594	225,113	100.0%	195,425	28,298	899	222,824	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	9,173	1,133	33	10,273	28.6%	8,730	1,102	15	9,817	27.8%
2	20,438	1,966	275	22,129	61.6%	19,790	1,880	123	21,547	60.9%

Subtotal - High or Highest Quality Securities	29,611	3,099	308	32,402	90.2%	28,520	2,982	138	31,364	88.7%

3	2,609	153	48	2,714	7.6%	2,958	178	26	3,110	8.8%
4	401	14	13	402	1.1%	544	16	18	542	1.5%
5	323	9	24	308	0.9%	270	10	18	262	0.8%
6	80	11	3	88	0.2%	68	11	2	77	0.2%

Subtotal - Other Securities	3,413	187	88	3,512	9.8%	3,840	215	64	3,991	11.3%

Total	33,024	3,286	396	35,914	100.0%	32,360	3,197	202	35,355	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of March 31, 2015 and December 31, 2014, respectively, 1,110 securities with amortized cost of $5,299 million (fair value $5,617 million) and 1,330 securities with amortized cost of $6,864 million (fair value, $7,342 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

INVESTMENT PORTFOLIO COMPOSITION (1)

(in millions)

	March 31, 2015		December 31, 2014
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	110,039	78.6%	111,991	79.5%
Public, held-to-maturity, at amortized cost	1,962	1.4%	2,000	1.4%
Private, available-for-sale, at fair value	9,150	6.6%	8,835	6.3%
Private, held-to-maturity, at amortized cost	551	0.4%	575	0.4%
Trading account assets supporting insurance liabilities, at fair value	1,965	1.4%	1,910	1.4%
Other trading account assets, at fair value	657	0.5%	672	0.5%
Equity securities, available-for-sale, at fair value	2,683	1.9%	2,504	1.8%
Commercial mortgage and other loans, at book value	8,579	6.1%	8,215	5.8%
Policy loans, at outstanding balance	2,171	1.5%	2,146	1.5%
Other long-term investments (2)	2,005	1.4%	1,606	1.1%
Short-term investments	337	0.2%	406	0.3%

Total	140,099	100.0%	140,860	100.0%

	March 31, 2015		December 31, 2014
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	112,849	54.9%	108,548	53.9%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	26,172	12.7%	25,903	12.9%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	18,661	9.1%	18,353	9.1%
Other trading account assets, at fair value	781	0.4%	784	0.4%
Equity securities, available-for-sale, at fair value	3,902	1.9%	3,827	1.9%
Commercial mortgage and other loans, at book value	28,954	14.1%	28,323	14.0%
Policy loans, at outstanding balance	4,642	2.3%	4,652	2.3%
Other long-term investments (3)	5,201	2.5%	5,563	2.8%
Short-term investments	4,287	2.1%	5,468	2.7%

Total	205,449	100.0%	201,421	100.0%

(1)	For the Financial Services Businesses for periods prior to first quarter 2015 and excluding Closed Block Division for periods ended after December 31, 2014.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

INVESTMENT RESULTS (1)

(in millions)

	Three Months Ended March 31
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	3.96%	2,200	346	3.79%	2,157	195
Equity securities	5.21%	61	45	5.46%	63	33
Commercial mortgage and other loans	4.40%	352	5	4.57%	307	(4)
Policy loans	4.88%	83	—	4.85%	82	—
Short-term investments and cash equivalents	0.22%	9	—	0.25%	6	—
Other investments	7.85%	169	1,545	11.72%	250	(174)

Gross investment income before investment expenses	3.96%	2,874	1,941	4.03%	2,865	50
Investment expenses	-0.15%	(93)	—	-0.14%	(72)	—

Subtotal	3.81%	2,781	1,941	3.89%	2,793	50

Investment results of other entities and operations (3)		279	47		270	21
Less, investment income related to adjusted operating income reconciling items		(55)			(46)

Total		3,005	1,988		3,017	71

(1)	For the Financial Services Businesses for periods prior to first quarter 2015 and excluding Closed Block Division for periods ended after December 31, 2014.
(2)	Excludes commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(4)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.16%	789	318	2.93%	797	223
Equity securities	3.65%	14	7	3.97%	18	12
Commercial mortgage and other loans	4.43%	92	1	3.99%	67	(2)
Policy loans	3.82%	21	—	3.71%	21	—
Short-term investments and cash equivalents	0.29%	1	—	0.28%	1	—
Other investments (2)	8.96%	55	157	7.83%	48	133

Gross investment income before investment expenses	3.36%	972	483	3.08%	952	366
Investment expenses	-0.14%	(40)	—	-0.13%	(37)	—

Total	3.22%	932	483	2.95%	915	366

(1)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Three Months Ended March 31
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.61%	1,411	28	4.61%	1,360	(28)
Equity securities	5.93%	47	38	6.40%	45	21
Commercial mortgage and other loans	4.39%	260	4	4.77%	240	(2)
Policy loans	5.37%	62	—	5.44%	61	—
Short-term investments and cash equivalents	0.22%	8	—	0.24%	5	—
Other investments	7.40%	114	1,388	13.30%	202	(307)

Gross investment income before investment expenses	4.35%	1,902	1,458	4.77%	1,913	(316)
Investment expenses	-0.15%	(53)	—	-0.14%	(35)	—

Total	4.20%	1,849	1,458	4.63%	1,878	(316)

(1)	For the Financial Services Businesses for periods prior to first quarter 2015 and excluding Closed Block Division for periods ended after December 31, 2014.
(2)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses, discontinued operations, and results of the Closed Block Business for periods prior to first quarter 2015; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. For periods prior to first quarter 2015, attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests. For periods subsequent to December 31, 2014, attributed equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. for periods subsequent to December 31, 2014 and Financial Services Businesses for periods prior to first quarter 2015 divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested Businesses:

Businesses that have been sold or exited, including businesses that have been placed in wind down, but that did not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

From December 18, 2001, the date of demutualization, through December 31, 2014, the Company had two separate classes of common stock. The Common Stock reflected the performance of the Financial Services Businesses and the Class B Stock reflected the performance of the Closed Block Business. Earnings per share were calculated separately for each of these two classes of common stock and included a direct equity adjustment to modify the earnings available to each of the classes of common stock for the difference between the allocation of general and administrative expenses to each of the businesses and the cash flows between the businesses related to these expenses. Accordingly, earnings per share of Common Stock for periods through December 31, 2014 reflect earnings attributable to the Financial Services Businesses. On January 2, 2015, Prudential Financial Inc. repurchased and cancelled all of the 2.0 million shares of the Class B Stock. Accordingly, earnings per share of Common Stock for periods subsequent to December 31, 2014 reflect the consolidated earnings of Prudential Financial Inc. In addition, the Class B Repurchase resulted in the elimination of the separation of the Financial Services Businesses and the Closed Block Business. As a result, there is no direct equity adjustment recorded for periods subsequent to December 31, 2014. Earnings per share of the Class B Stock for periods through December 31, 2014 are not presented herein, as they are not meaningful due to the Class B Repurchase.

14. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

18. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

19. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

20. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

21. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

22. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

KEY DEFINITIONS AND FORMULAS

23. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

24. International Life Planners:

Captive insurance agents in our Life Planner Operations.

25. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

26. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation for periods prior to March 31, 2015) , annualized for interim periods, divided by average attributed equity excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement on page 3.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). For periods subsequent to December 31, 2014, return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with GAAP, annualized for interim periods, divided by average total attributed equity. For periods prior to first quarter 2015, return on average equity represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 18.9%, (12.1)%, 4.6% 10.9% and 13.8% for the three months ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

27. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

28. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

29. Prudential Agents:

Captive insurance agents in our insurance operations in the United States.

30. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2015

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of May 6, 2015

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	A+
PRUCO Life Insurance Company	A+	AA-	A1	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	AA-	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of May 6, 2015

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt	a-	A	Baa1	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A3	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A2	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	A+

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.